Exhibit 10.19

EXECUTION VERSION

AMENDMENT AND RESTATEMENT AGREEMENT

DATED 14 JULY 2014

relating to a US$2,160,000,000 Credit Facilities Agreement
dated 13 February 2014

(as amended on 28 March 2014)

for

AMEC PLC

WITH

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL LIMITED

as Facility Agent

Allen & Overy LLP

THIS AGREEMENT is dated          July 2014 and is made BETWEEN:

(1)                                 AMEC PLC (registered number 01675285) for itself and as agent for each of the other Obligors under and as defined in the Facilities Agreement defined below (the Company);

(2)                                 AMEC PLC (registered number 01675285) as the original borrower (the Original Borrower);

(3)                                 THE PERSONS listed on the signature pages to this Agreement under the heading Guarantors (the Guarantors);

(4)                                 THE FINANCIAL INSTITUTIONS listed in Schedule 1 to this Agreement as Lenders under the Revolving Facility (the Revolving Facility Lenders);

(5)                                 BNP PARIBAS, LONDON BRANCH as the original issuing bank (the Original Issuing Bank); and

(6)                                 BANK OF AMERICA MERRILL LYNCH INTERNATIONAL LIMITED as facility agent for the Finance Parties under and as defined in the Facilities Agreement defined below (in this capacity, the Facility Agent).

BACKROUND

(A)                               This Agreement amends and restates the US$2,160,000,000 facilities agreement dated 13 February 2014 (as amended on 28 March 2014) between, among others, the Company, the Guarantors and the Facility Agent (the Facilities Agreement) in order to increase the Revolving Facility Commitments by US$100,000,000 and to include the ability to issue letters of credit under the Revolving Facility.

(B)                               Pursuant to Clause 27 (Amendment and waivers) of the Facilities Agreement, the Facility Agent is authorised to effect, on behalf of any Finance Party, any amendment or waiver permitted by that clause.  The Lenders have consented to the amendment and restatement of the Facilities Agreement as contemplated by this Agreement and accordingly the Facility Agent is authorised and has been instructed to execute this Agreement on behalf of the Finance Parties.

IT IS AGREED as follows:

1.                                      INTERPRETATION

1.1                               Definitions

In this Agreement:

Completion means the earlier of the date of first Utilisation of the Facilities and the date on which any Target Shares are acquired pursuant to the Offer.

Effective Date means the date on which the Facility Agent gives the notification in Clause 2(b) (Amendments); and

Restated Facilities Agreement means the Facilities Agreement, as amended and restated by this Agreement, in the form set out in Schedule 3 (Amended and Restated Facilities Agreement) of this Agreement.

1.2                               Construction and incorporation of terms

(a)                                 Capitalised terms defined in the Restated Facilities Agreement have, unless expressly defined in this Agreement, the same meaning in this Agreement.

(b)                                 The provisions of clauses 1.2 (Construction) of the Facilities Agreement apply to this Agreement as though they were set out in full in this Agreement, except that references to the Facilities Agreement are to be construed as references to this Agreement.

2.                                      AMENDMENT AND RESTATEMENT

(a)                                 On and from the Effective Date the Facilities Agreement will be amended so that it reads as if it were restated in the form set out in Schedule 3 (Amended and Restated Facilities Agreement).

(b)                                 The Facilities Agreement will not be amended by this Agreement unless the Facility Agent notifies the Company, the Issuing Bank and the Lenders that it has received all documents and evidence set out in Schedule 2 (Conditions precedent) in form and substance satisfactory to the Facility Agent on or prior to the date falling 30 days after the date of this Agreement. The Facility Agent must give this notification promptly upon being so satisfied.

(c)                                  Each Obligor confirms to each Finance Party and the Issuing Bank that, on the date of this Agreement and the Effective Date, the Repeating Representations are correct in all material respects and would also be true if references to the Agreement were construed as references to the Restated Facilities Agreement.  In each case, each Repeating Representation is applied to the circumstances then existing and in the case of the confirmation made on the date of this Agreement, as if the Effective Date had occurred.

3.                                      GUARANTEE CONFIRMATION

On the Effective Date, each Obligor :

(a)                                 confirms its acceptance of the Facilities Agreement (as amended by this Agreement);

(b)                                 agrees that it is bound as an Obligor by the terms of the Facilities Agreement (as amended by this Agreement); and

(c)                                  (if a Guarantor) confirms that its guarantee:

(i)                                     continues in full force and effect on the terms of the Facilities Agreement as amended; and

(ii)                                  extends to the obligations of the Obligors under the Finance Documents (including the Restated Facilities Agreement),

in each case, subject to any limitations set out in clause 18.10 (Limitations) of the Facilities Agreement as so amended and any relevant Accession Letter applicable to that Guarantor.

4.                                      ACCESSION OF ISSUING BANK

(a)                                The Original Issuing Bank agrees to become party to the Restated Facilities Agreement as an Issuing Bank and to be bound by the terms of the Restated Facilities Agreement as an Issuing Bank in each case on and from the Effective Date.

(b)                                 The Issuing Bank confirms that its notice details for the purposes of the Restated Facilities Agreement are those set out below its name in the signature pages to this Agreement.

5.                                      INCREASE IN REVOLVING FACILITY COMMITMENTS

(a)                                 Each Lender with Revolving Facility Commitments agrees that the Revolving Facility Commitments held by it will on and from the Effective Date be the amount set out opposite its name in the column headed “Revolving Facility Commitments” in Schedule 1 (The Revolving Facility Lenders) and that it shall, subject to the terms of this Agreement and the Restated Facilities Agreement, make those Revolving Facility Commitments available on and from the Effective Date.

(b)                                 Each Revolving Facility Lender provides confirmation opposite its name in Schedule 1 (The Revolving Facility Lenders) as to whether it is a Non-Acceptable L/C Lender.

6.                                      FEES

(a)                                 In this clause:

Effective Date Commitment means the Revolving Facility Commitment of a Revolving Facility Lender set out opposite its name in the column headed “Revolving Facility Commitments” in Schedule 1 (The Revolving Facility Lenders);

March Commitment means the Revolving Facility Commitment of a Lender as at 28 March 2014;

Revolving Facility Increase Commitment means in respect of a Revolving Facility Increase Lender, an amount equal to the Effective Date Commitment of that Revolving Facility Increase Lender less the March Commitment of that Revolving Facility Increase Lender; and

Revolving Facility Increase Lender means each Lender whose Effective Date Commitment is greater than its March Commitment.

(b)                                 The Company shall pay (or procure there is paid) to the Facility Agent (for the account of each Revolving Facility Increase Lender) an increase fee in an amount equal to 0.225 per cent. of the Revolving Facility Increase Commitment of each Revolving Facility Increase Lender (the Increase Fee).

(c)                                  The Increase Fee is payable on Completion.

7.                                      NATURE OF THIS AGREEMENT

(a)                                 The Facility Agent and the Company designate each of this Agreement and the Restated Facilities Agreement as a Finance Document.

(b)                                 Except as expressly provided by the terms of this Agreement, each of the Finance Documents will continue in full force and effect.

(c)                                  From the Effective Date, the Facilities Agreement and this Agreement will be construed as one document.

(d)                                 No waiver is given by this Agreement, and the Lenders expressly reserve all their rights and remedies in respect of any breach of, or other Default under, the Finance Documents.

8.                                     COUNTERPARTS

This Agreement may be executed in any number of counterparts.  This has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

9.                                      GOVERNING LAW

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

10.                               ENFORCEMENT

10.1                        Jurisdiction

(a)                                 The English courts have exclusive jurisdiction to settle any dispute including a dispute relating to any non-contractual obligation arising out of or in connection with this Agreement.

(b)                                 The English courts are the most appropriate and convenient courts to settle any such dispute in connection with this Agreement.  Each Obligor agrees not to argue to the contrary and waives objection to those courts on the grounds of inconvenient forum or otherwise in relation to proceedings in connection with this Agreement.

(c)                                  This Clause is for the benefit of the Finance Parties only.  To the extent allowed by law, a Finance Party may take:

(i)                                     proceedings in any other court; and

(ii)                                  concurrent proceedings in any number of jurisdictions.

(d)                                 References in this Clause to a dispute in connection with this Agreement includes any dispute as to the existence, validity or termination of this Agreement.

10.2                        Waiver of immunity

The Company and each Obligor irrevocably and unconditionally:

(a)                                 agrees not to claim any immunity from proceedings brought by a Finance Party against it in relation to this Agreement and to ensure that no such claim is made on its behalf;

(b)                                 consents generally to the giving of any relief or the issue of any process in connection with those proceedings; and

(c)                                  waives all rights of immunity in respect of it or its assets.

10.3                        Waiver of trial by jury

EACH PARTY WAIVES ANY RIGHT IT MAY HAVE TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED BY THIS AGREEMENT.  THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO TRIAL BY COURT.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1

COMMITMENTS

Name of Lender under the Revolving Facility	Revolving Facility Commitments (US$)	Non-Acceptable L/C Lender?
Bank of America Merrill Lynch International Limited	18,236,716.00
Barclays Bank PLC	18,236,713.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	18,236,713.00
The Royal Bank of Scotland plc	18,236,713.00
Abbey National Treasury Services Plc (trading as Santander Global Banking and Markets)	18,236,715.00
Australia and New Zealand Banking Group Limited	18,236,715.00
Bank of China Limited, London Branch	18,236,715.00
BNP Paribas Fortis SA/NV	18,236,715.00
Citibank, N.A. London Branch	18,236,715.00
Commerzbank Aktiengesellschaft, London Branch	18,236,715.00
Crédit Agricole Corporate And Investment Bank	18,236,715.00
Lloyds Bank plc	18,236,715.00
Royal Bank of Canada	18,236,715.00
Banco Bilbao Vizcaya Argentaria, S.A.	11,292,271.00
Crédit Industriel et Commercial, London Branch	11,292,271.00
Deutsche Bank AG, London Branch	11,292,271.00
DNB Bank ASA	11,292,271.00
HSBC Bank plc	11,292,271.00
Intesa Sanpaolo S.p.A.	11,292,271.00
National Bank of Abu Dhabi PJSC, London Branch	11,292,271.00
Sumitomo Mitsui Banking Corporation	11,292,271.00
TD Bank Europe Limited	11,292,271.00
Wells Fargo Bank International	11,292,271.00

SCHEDULE 2

CONDITIONS PRECEDENT

1.                                      A copy of the constitutional documents of each Obligor or, if the Facility Agent already has a copy, a certificate of an authorised signatory of the relevant Obligor confirming that the copy delivered to the Facility Agent pursuant to Clause 4.1 (Conditions precedent) of the Facilities Agreement is still correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.

2.                                      A copy of a resolution of the board of directors of each Obligor (or, in the case of the Company, a committee of its board of directors) approving the terms of, and the transactions contemplated by, this Agreement.

3.                                      If applicable, a copy of a resolution of the board of directors of the Company establishing the committee referred to in paragraph 2 above.

4.                                      A specimen of the signature of each person authorised on behalf of each Obligor to sign this Agreement to the extent the person signing this Agreement has not provided their specimen signature to the Facility Agent under Clause 4.1 (Conditions Precedent) of the Facility Agreement.

5.                                      If required by law, a copy of a resolution of the relevant holders of the issued or allotted shares in each Guarantor approving the terms of, and the transactions contemplated by, this Agreement.

6.                                      If required by law, a copy of a resolution of the board of directors of each corporate shareholder in each Guarantor approving the terms of the resolution referred to in paragraph 3 above.

7.                                      A certificate of an authorised signatory of each Obligor:

(a)                                 (in the case of each Obligor other than an Obligor incorporated or formed in the United States of America) confirming that utilising the Total Commitments in full would not breach any limit binding on such Obligor;

(b)                                 (in the case of each Obligor incorporated or formed in the United States of America) confirming that utilising the Total Commitments in full would not breach any limit, contained in its constitutional documents, binding on such Obligor; and

(c)                                  certifying that each copy document delivered by such Obligor and specified in paragraphs 1 to 8 (inclusive) in this Schedule is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.

8.                                      For each Obligor incorporated or formed in the United States of America, a good standing certificate (including verification of tax status) issued as of a recent date by the appropriate government authority in its jurisdiction of incorporation or formation.

9.                                      A legal opinion of Allen & Overy LLP, legal advisers to the Facility Agent, addressed to the Finance Parties.

10.                               A legal opinion of Gowling Lafleur Henderson LLP, legal advisers to the Facility Agent, addressed to the Finance Parties.

11.                               If an Obligor is incorporated in a state of the United States of America, a legal opinion from legal advisers to the Company, addressed to the Finance Parties.

12.                               Such documentation and other evidence as is reasonably requested by the Facility Agent (for itself or on behalf of any Lender) in order for the Facility Agent or such Lender to carry out and be satisfied it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents.

13.                               Evidence that all fees and expenses then due and payable from the Company in respect of this Agreement have been paid or will be paid on Completion.

SCHEDULE 3

AMENDED AND RESTATED FACILITIES AGREEMENT

SIGNATORIES

Company

AMEC PLC

By:	/s/ ALAN DICK

Original Borrower

AMEC PLC

By:	/s/ ALAN DICK

The Guarantors

AMEC PLC

By:	/s/ ALAN DICK

AMEC GROUP LIMITED

By:	/s/ ALAN DICK

AMEC NUCLEAR UK LIMITED

By:	/s/ ALAN DICK

AMEC AMERICAS LIMITED

By:	/s/ ALAN DICK

AMEC ENVIRONMENT & INFRASTRUCTURE INC.

By:	/s/ ALAN DICK

AMEC KAMTECH INC.

By:	/s/ ALAN DICK

AMEC OIL & GAS INC.

By:	/s/ ALAN DICK

Revolving Facility Lenders

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL LIMITED

By:	/s/ ILGHIZ FAZYLOV

BARCLAYS BANK PLC

By:	/s/ MARK POPE

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ PAUL CARDEON

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ STUART FOSTER

ABBEY NATIONAL TREASURY SERVICES PLC (TRADING AS SANTANDER GLOBAL BANKING AND MARKETS)

By:	/s/ MARTIN MCASPURN LOHMANN

/s/ DAVID NAVALON

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By:	/s/ NICHOLAS HILL

BANK OF CHINA LIMITED, LONDON BRANCH

By:	/s/ STEVE HARDMAND

/s/ HUABIN WANG

BNP PARIBAS FORTIS SA/NV

By:	/s/ PIERRE DEMAEREL

/s/ HELMUT VAN GINDEREN

CITIBANK, N.A. LONDON BRANCH

By:	/s/ BOGDAN OPREA

COMMERZBANK AKTIENGESELLSCHAFT, LONDON BRANCH

By:	/s/ JAMES WEBER

/s/ FABRICE LEISTNER

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ HAROLD HEAL

/s/ NICOLAS LIPOVSKY

LLOYDS BANK PLC

By:	/s/ SAMI AL-BAKRI

ROYAL BANK OF CANADA

By:	/s/ G. DAVID COLE

BANCO BILBAO VIZCAYA ARGENTARIA, S.A.

By:	/s/ KIM MCNAMARA

/s/ NICK CONWAY

CRÉDIT INDUSTRIEL ET COMMERCIAL, LONDON BRANCH

By:	/s/ BEN TRAVERS

/s/ PATRICK KITCHING

DEUTSCHE BANK AG, LONDON BRANCH

By:	/s/ ANDREAS THOMASIUS

/s/ TANJA ENGELBRECHT

DNB BANK ASA

By:	/s/ MICHAEL RUFIAN

/s/ KIERAN DOUGLAS

HSBC BANK PLC

By:	/s/ JOHN PATON

INTESA SANPAOLO S.P.A.

By:	/s/ LAWRENCE WYBRANIEC

/s/ PAUL SAMUELS

NATIONAL BANK OF ABU DHABI PJSC, LONDON BRANCH

By:	/s/ ROBERT SPREE

/s/ JEFF FALLON

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ THIERRY MUSCHS

/s/ NADINE BOUDART

TD BANK EUROPE LIMITED

By:	/s/ HEATHER OWEN

/s/ RYAN CLANCY

WELLS FARGO BANK INTERNATIONAL

By:	/s/ ANDREW KYLE

/s/ ETHNA MASTERSON

Original Issuing Bank

BNP Paribas, London Branch

By:	/s/ MARK STORKEY

/s/ MARTIN DOYLE

Address for notices:	10 MAREWOOD AVENUE, LONDON, NW1 6AA

Attention:	GUARANTEES SECTION

Fax:	020 7595 6198

Phone:	020 7595 1645

Email:	lcs.edc.uk@uk.bnpparibas.com

Facility Agent (for itself and for and on behalf of the Lenders)

BANK OF AMERICA MERRILL LYNCH INTERNATIONAL LIMITED

By:	/s/ CLAIRE GODLEY